As Approved by the Board of
                                                        Directors on May 2, 1997





                        LEXMARK INTERNATIONAL GROUP, INC.
                         NONEMPLOYEE DIRECTOR STOCK PLAN
                  (Amended and Restated Effective May 2, 1997)


                               Section 1. Purposes
                               -------------------

     The purposes of the Plan are to enable the Company to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and stockholders of the Company by granting eligible directors an equity interest in the Company.


                             Section 2. Definitions
                             ----------------------

     Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

     (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

     (b) "Adjustment Event" shall mean any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Stock or recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock of the Company, other than the stock split effected immediately prior to the Initial Public Offering.

     (c) "Annual Fees" shall mean the amounts payable by the Company to an Eligible Director for services to be rendered as a member of the Board during any calendar year commencing after 1995, including retainers, meeting and attendance fees (including any per diem attendance fee for international directors), committee chair fees and fees otherwise payable for acting on or as a member of the Board or any committee thereof, but not including reimbursement of expenses.

     (d) "Award" shall mean any Option or Deferred Stock Unit awarded under the Plan.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) C&D Fund IV" shall mean the Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

     (g) "Change in Control" shall mean the occurrence, after the Initial Public Offering has become effective (and the initial issuance of Common Stock by the Company directly related thereto has been completed), of any of the following events:

               (i) a majority of the members of the Board at any time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (or, if at the relevant time less than twenty-four months has elapsed since the effective date of such Initial Public Offering, since such effective date) (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

               (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the C&D Fund IV, the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (iii) the stockholders of the Company shall approve a definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the C&D Fund IV, the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding  the  foregoing,  a "Change in  Control"  shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization under the United States Bankruptcy Code.

     (h) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (i) "Company" shall mean Lexmark International Group, Inc., a Delaware corporation, and any successor thereto.

     (j) "Common Stock" shall mean the Class A common stock of the Company, par value $0.01 per share.

     (k) "Deferred Stock Unit" shall mean an Eligible Director's right to receive pursuant to the Plan one Share at the end of a specified period of time.

     (l) "Eligible Director" shall mean a director of the Company who is not, at the relevant time, an officer or employee of the Company or any of its Subsidiaries or affiliated with the C&D Fund or any other stockholder of the Company holding 5% or more of the Company's equity securities.

     (m) "Equity Fee Election" shall mean an Eligible Director's election to receive all or a portion of his Annual Fees in the form of Deferred Stock Units in lieu of cash that shall be irrevocable for the calendar year to which it applies.

     (n) "Fair Market Value" shall mean, as of any date of determination, the closing price of a share of Common Stock on a national securities exchange on the date of determination, as reported for such day in the Wall Street Journal, or the last bid price for a share of Common Stock on such date, as reported on a nationally recognized system of price quotation. In the event that there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price or the last bid price, whichever is applicable, on the immediately preceding day on which Common Stock transactions were so reported. Notwithstanding the foregoing, with respect to any grant which becomes effective upon the closing of the Initial Public Offering, Fair Market Value shall mean the initial price at which the Common Stock is offered to the public pursuant to the Initial Public Offering.

     (o) "Grant Date" shall mean, with respect to the grant of Deferred Stock Units under the Plan, each date on which Annual Fees become payable to members of the Board, beginning with December 12, 1996.

     (p) "Option Award" shall mean an Initial Award, Annual Award and/or Reload Option Award (as such terms are defined in Section 6) to purchase Shares, at an exercise price per Share equal to the Fair Market Value of a Share on the date of grant of such Award.

     (q) "Initial Public Offering" shall mean the first Public Offering of the Common Stock.

     (r) "Option" shall mean the right to purchase Shares at a stated price for a specified period of time. Options under the Plan are nonstatutory stock options not intended to qualify under section 422 of the Code.

     (s) "Plan" shall mean the Lexmark International Group, Inc. Nonemployee Director Stock Plan, originally adopted effective as of the closing of the Initial Public Offering, amended and restated, effective May 2, 1997, as set forth herein and as the same may be further amended from time to time.

     (t) "Public Offering" shall mean any offering of the Common Stock to the general public pursuant to an underwritten public offering led by one or more underwriters at least one of which is of nationally recognized standing.

     (u) "Share" shall mean a share of Common Stock.

     (v) "Subsidiary" shall mean any corporation or partnership in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership.

     (w) "Year of Board Service" shall mean any 12 consecutive month period during which an Eligible Director serves as a member of the Board. In the event an Eligible Director is reinstated as a member of the Board after he ceases to serve as a member of the Board, a new Year of Board Service shall commence on the date he recommences service as a member of the Board.


                            Section 3. Effective Date
                            -------------------------

     The Plan shall be effective upon the latest of (a) its adoption by the Board, (b) its approval by the holders of Common Stock and (c) the closing of the Initial Public Offering.

                            Section 4. Administration
                            -------------------------

     (a) Powers of the Board.
         ------------------- The Plan shall be administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan; to incorporate in any option agreement such terms and conditions, not inconsistent with the Plan, as it deems appropriate; to construe the respective option agreements and the Plan; and to make all other determinations and to take such steps in connection with the Plan as the Board, in its discretion, deems necessary or desirable for administering the Plan.

     (b) Delegation.
         ---------- The Board may appoint the Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Board in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents on its behalf.

     (c) Agents.
         ------ The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

     (d) Indemnification.
         --------------- Each person who is or shall have been a member of the Board or any committee thereof or any person designated pursuant to Section 4(c) above shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law or otherwise.


                Section 5. Shares; Adjustment Upon Certain Events
                -------------------------------------------------

     (a) Shares Available.
         ---------------- Subject to the provisions of Section 5(d), the number of shares of Common Stock subject to Awards under the Plan may not exceed 147,000, plus any shares that become available for grant pursuant to
Section 5(b). The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued Common Stock, not reserved for any other purpose, or from Common Stock reacquired by the Company.

     (b) Cancelled, Terminated or Forfeited Awards. ------------------------------------------ Any shares of Common Stock subject to any portion of an Award which, in any such case and for any reason, expires, or is cancelled, terminated or otherwise settled, without the issuance of such shares of Common Stock shall again be available for award under the Plan. Shares of Common Stock that are delivered to the Company in payment of the exercise price for any Option granted under the Plan will also be available for future grants under the Plan.

     (c) No Limit on  Corporate  Action.
         ------------------------------ The existence of this Plan and Shares granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

     (d)  Adjustments  Upon Certain  Events.
          ---------------------------------  The aggregate  number of shares of
Common Stock available for Awards under Section 5(a) or subject to outstanding Awards and the respective prices and/or vesting criteria applicable to outstanding Awards shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Board, an Adjustment Event. To the extent deemed equitable and appropriate by the Board, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction, other than any such transaction that constitutes a Change in Control, any Award granted under the Plan shall pertain to the securities and other property to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such event.

     Any shares of stock (whether Common Stock, shares of stock into which shares of Common Stock are converted or for which shares of Common Stock are exchanged or shares of stock distributed with respect to Common Stock) or cash or other property received with respect to any Award granted under the Plan as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall, except as provided in Section 11, be subject to the same terms and conditions, including vesting and restrictions on exercisability or transfer, as are applicable to the Award with respect to which such shares, cash or other property is received and any agreement with respect to the Award shall so provide.

                            Section 6. Option Awards
                            ------------------------

     (a) (i) Initial  Awards.
             --------------- Each person who is an Eligible Director on the effective date of the Initial Public Offering shall receive an Option Award to purchase 10,000 Shares on such date. Commencing in calendar year 1996, during the term of the Plan, each Eligible Director shall receive an Option Award to purchase 10,000 Shares (unless another number is determined by the Board at the time of such grant) (the "Initial Award") on the date of the meeting of the Board or the annual meeting of the shareholders of the Company, whichever is applicable, at which such Eligible Director is first elected to serve as a member of the Board.

     (ii) Annual  Awards.
          -------------- Each Eligible Director may, at the discretion of the Board, also be granted one or more Option Awards after the Initial Award (each, an "Annual Award"), at such time or times and in such amount as shall be determined by the Board.

     (b) Reload  Option  Awards.
         ---------------------- Effective upon the exercise by an Eligible Director of an Option and the payment of any portion of the exercise price in respect thereof by delivery to the Company of Shares, such Eligible Director shall automatically be granted a Reload Option Award for a number of Shares equal to the number of Shares so delivered. Such Reload Option Award shall be subject to the same terms and conditions (including the same expiration date) as the related Option except that the exercise price shall be equal to the Fair Market Value of a Share on the date such Reload Option is granted.

     (c) Option Term.
         ----------- If not previously exercised, each Option shall expire on the tenth anniversary of the date of the grant thereof or, upon the earlier termination of the Eligible Director's status as a director of the Company (or, if applicable, on the day following the last day on which such Option is exercisable under Section 8 below).

     (d) Exercisability.
         -------------- Except as otherwise provided hereunder, each Initial Award granted under this Plan shall become exercisable on a cumulative basis in five equal annual installments commencing on the first anniversary of the date of grant, subject to the acceleration provisions of Section 9 hereof. Once exercisable, an Option may be exercised from time to time, in whole or in part, up to the total number of Shares with respect to which it is then exercisable.

     (e) Procedure for Exercise.
         ---------------------- An Eligible Director electing to exercise one or more Options shall give written notice to the Secretary of the Company or its designee of such election and of the number of Shares he has elected to purchase. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise (i) in cash or cash equivalents, or (ii) by delivery to the Company of Shares having a Fair Market Value on the date of exercise equal to the exercise price, or in a combination of cash and Shares. As soon as practicable after receipt of a written exercise notice and payment of the exercise price in accordance with this Section 6(e), the Company shall direct its stock transfer agent to make (or to cause to be made) an appropriate book entry reflecting the Eligible Director's ownership of the shares of Common Stock so acquired. Upon the Eligible Director's request, the Company shall deliver to the Eligible Director a certificate or certificates representing the acquired Shares.

     (f)  Option  Agreement.
          ----------------- Options shall be evidenced by a written option agreement embodying the terms of this Section 6.


                      Section 7. Deferred Stock Unit Awards
                      -------------------------------------

     (a) Equity Fee Election.
         ------------------- An Eligible Director shall have the right to make an Equity Fee Election no later than December 31 of each calendar year with respect to Annual Fees to be earned for services rendered in one or more succeeding calendar years. Notwithstanding the foregoing, an Eligible Director may make an Equity Fee Election at any time during the 30 day period following the first date as of which such Eligible Director is eligible to participate in the Plan with respect to Annual Fees to be earned for services rendered after such 30 day period. All Equity Fee Elections must set forth a percentage, up to 100%, of the Annual Fees payable to the Eligible Director that will be paid in the form of Deferred Stock Units in lieu of cash. In the event the Annual Fees of an Eligible Director are increased subsequent to the making of an Equity Fee Election, such election shall apply to the percentage of such Annual Fees elected by the Eligible Director, as so increased.

     (b) Deferred  Stock Units.
         --------------------- Effective on December 12, 1996, each Eligible Director who has made an Equity Fee Election with respect to Annual Fees payable for services as an Eligible Director rendered during the 1996 calendar year shall receive an award of Deferred Stock Units. With respect to Annual Fees payable for services rendered from on or after January 1, 1997, effective on each Grant Date, each Eligible Director who has made an Equity Fee Election shall receive an award of Deferred Stock Units. No Shares shall be issued at the time an award of Deferred Stock Units is made and the Company shall not be required to set aside a fund for the payment of such award. Upon the effective date of the Initial Deferred Stock Unit award granted to an Eligible Director, the Company will establish a separate account for such Eligible Director and will record in such account the number of Deferred Stock Units awarded to such Eligible Director from time to time under the Plan. The number of Deferred Stock Units awarded to an Eligible Director on December 12, 1996 with respect to Annual Fees payable for services rendered during the 1996 calendar year shall be equal to the number of shares (including fractional shares) obtained by dividing
(i) the amount of the Annual Fees deferred by such Eligible Director pursuant to the Equity Fee Election of such Eligible Director in effect with respect to such period by, (ii) the Fair Market Value of one Share on December 12, 1996. Thereafter, the number of Deferred Stock Units awarded to an Eligible Director on each Grant Date shall be equal to the number of shares (including fractional shares) obtained by dividing (i) the amount of the Annual Fees deferred by such Eligible Director pursuant to the Equity Fee Election of such Eligible Director then in effect with respect to the applicable period since the most recent Grant Date, by (ii) the Fair Market Value of one Share on such Grant Date. To the extent that any portion of an Eligible Director's Annual Fees are paid on an annual basis, a pro rata share of the annual amount thereof shall be taken into account on each scheduled Board meeting date (or such other dates as the Company shall pay such Annual Fees (i.e., a Grant Date)) for purposes of determining the number of Deferred Stock Units awarded to such Eligible Director on such Grant Date.

     (c) Dividends.
         --------- The Company will credit to the account of each recipient of a Deferred Stock Unit award an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of Shares credited to such Eligible Director's Deferred Stock Unit account ("Dividend Equivalents"). Any Dividend Equivalents with respect to cash dividends on the Common Stock credited to an Eligible Director's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of Deferred Stock Units shall be credited to such Eligible Director's account equal to the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalent on the record date, by (y) the Fair Market Value of a Share on such date.

     (d) Vesting of Deferred Stock Units.
         -------------------------------  Deferred  Stock Units,  together with any Dividend Equivalents credited with respect thereto, shall be fully vested at all times.

     (e)  Settlement of Deferred  Stock Units.
          -----------------------------------  On the fifth  anniversary of the date of grant of an award of Deferred Stock Units, an Eligible Director will be entitled to receive one Share for each Deferred Stock Unit (and related Dividend Equivalents) subject to such award. Notwithstanding the foregoing, an Eligible Director may elect to further defer receipt of the Shares issuable with respect to such Deferred Stock Units pursuant to such election procedures as may be specified by the Board.


                    Section 8. Termination of Director Status
                    -----------------------------------------

     In the event an Eligible Director ceases to serve as a member of the Board for any reason,

     (i) if such Eligible Director has completed three Years of Board Service or less as of the date of such termination, any Option granted to such Eligible Director (x) which is then outstanding and exercisable on the date of termination may be exercised by the Eligible Director or, if applicable, his beneficiary for a period of 90 days following the date of the Eligible Director's termination of service, but in no event later than the expiration date of the term of the Option, and (y) which is not exercisable on the date of termination shall be cancelled, in full, on the date of such termination;

     (ii) if such Eligible Director has completed more than three Years of Board Service as of the date of such termination, any Option granted to such Eligible Director (x) which is then outstanding and exercisable on the date of termination may be exercised by the Eligible Director or, if applicable, his beneficiary for a period of three years following the date of the Eligible Director's termination of service, but in no event later than the expiration date of the term of the Option, and (y) which is then outstanding and not exercisable on the date of termination shall thereafter become exercisable by the Eligible Director or, if applicable, his beneficiary at the time or times indicated in Section 6(d) and, once exercisable, will remain exercisable for a period of three years following the date of the Eligible Director's termination of service, but in no event later than the expiration date of the term of the Option.


                          Section 9. Change in Control
                          ----------------------------

     In the event of a Change in Control, (i) each Option shall become fully vested and exercisable and (ii) any outstanding Deferred Stock Unit Awards shall become immediately payable in full.


                    Section 10. Nontransferability of Awards
                    ----------------------------------------

     No Award shall be transferable by the Eligible Director otherwise than by will or under the applicable laws of descent and distribution. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void.


                       Section 11. Rights as a Stockholder
                       -----------------------------------

     An Eligible Director shall not have any right in respect of Deferred Stock Units or Options awarded pursuant to the Plan to vote on any matter submitted to the Company's stockholders until such time as the Shares attributable to such Deferred Stock Units or Options, as applicable, have been issued to such Eligible Director or his beneficiary.

                           Section 12. Determinations
                           --------------------------

     Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board shall be final and binding for all purposes and upon all persons, including, without limitation, the Company, the directors, officers and other employees of the Company, the Eligible Director and their respective heirs, executors, administrators, personal representatives and other successors in interest.


               Section 13. Termination, Amendment and Modification
               ---------------------------------------------------

     (a) Termination and Amendment. This Plan shall expire on the tenth anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date), unless sooner terminated pursuant to paragraph (b) below or by action of the stockholders of the Company, and no Awards shall be granted under this Plan thereafter. The Board at any time or from time to time may amend the Plan to effect (i) amendments necessary or desirable for the Plan and Awards to conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, the Board may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3 or any other requirement of applicable law or regulation unless such approval is obtained.

     (b) No Effect on Existing Rights. Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of an Eligible Director of an Award, alter or impair the rights and obligations of such Eligible Director under any then outstanding Award.


                           Section 14. Non-Exclusivity
                           ---------------------------

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other
compensatory  arrangements  as  it  may  deem  desirable,   including,   without
limitation, payments of cash amounts related to the tax liabilities arising directly or indirectly from the issuance of Shares in respect of an Eligible Director hereunder.


                         Section 15. General Provisions
                         ------------------------------

     (a) No Right to Serve  as a  Director.
         ---------------------------------  This  Plan  shall  not  impose  any obligations on the Company to retain any Eligible Director as a director nor shall it impose any obligation on the part of any Eligible Director to remain as a director of the Company, provided that each Eligible Director by accepting each Award shall represent to the Company that it is his good faith intention to continue to serve as a director of the Company until the next annual meeting of stockholders and that he agrees to do so unless a change in circumstances arises.

     (b) No Right to Particular  Assets.
         ------------------------------ Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be held as part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to an Eligible Director or his beneficiary. To the extent that any Eligible Director or his executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

     (c) Beneficiary Designation.
         ----------------------- Each Eligible Director under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingeintly or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Eligible Director, shall be in a form prescribed by the Company, and will be effective only when filed by the Eligible Director in writing with the Company during his lifetime. In the absence of any such designation, benefits remaining unpaid or Awards outstanding at the Eligible Director's death shall be paid to or exercised by the Eligible Director's surviving spouse, if any, or otherwise to or by his estate.

     (d) Listing of Shares and Related  Matters.
         --------------------------------------  If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of Shares under this Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

     (e) Notices.
         ------- Each Eligible Director shall be responsible for furnishing the Board with the current and proper address for the mailing of notices and delivery of agreements and Shares. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Eligible Director furnishes the proper address.

     (f) Severability of Provisions.
         -------------------------- If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

     (g)  Incapacity.
          ---------- Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such benefit shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Company and other parties with respect thereto.

     (h) Headings and  Captions.
         ---------------------- The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan and shall not be employed in the construction of this Plan.

     (i) Governing  Law.
         -------------- This Plan shall be construed and enforced according to the laws of the State of Delaware.

                                                    As Approved by the Board of
                                                     Directors on July 31, 1997

                                 AMENDMENT NO. 1
                                     TO THE
                        LEXMARK INTERNATIONAL GROUP, INC.
                         NONEMPLOYEE DIRECTOR STOCK PLAN
                  (Amended and Restated Effective May 2, 1997)

         This is Amendment No. 1 to the Lexmark International Group, Inc. Nonemployee Director Stock Plan (Amended and Restated Effective May 2, 1997) (the "Plan"; capitalized terms used herein and not defined have the meanings ascribed to such terms in the Plan).

         WHEREAS, pursuant to Section 13 of the Plan, the Board is authorized to amend the Plan from time to time as it deems appropriate;

         WHEREAS, the Board has determined to permit certain transfers by an Eligible Director of Awards granted to such Director pursuant to the Plan for estate planning purposes, subject to certain approvals; and

         WHEREAS, the Board has determined that this amendment to the Plan does not require the approval of stockholders of the Company.

         NOW, THEREFORE, the Plan is hereby amended, effective as of July 31, 1997, as follows:

         1. Section 10 of the Plan is amended in its entirety to read as follows:


                   "Section 10. Non Transferability of Awards
                    -----------------------------------------

     Unless the Board, the Committee or the Company's Vice President, Human Resources and Vice President and General Counsel shall permit an Award to be transferred by an Eligible Director to such Director's family member for estate planning purposes or to a trust, partnership, corporation or other entity established by the Eligible Director for estate planning purposes, no Award granted under the Plan shall be transferable by the Eligible Director other than by will or under the applicable laws of descent and distribution. In addition, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Award shall immediately become null and void. All rights with respect to any Award granted to an Eligible Director under the Plan shall be exercisable by the transferee only for so long as they could have been exercisable by the Eligible Director. If any Award is transferred to a family member, trust, partnership, corporation or other entity as contemplated by the first sentence hereof, all references herein and in the applicable Option Agreement to the Eligible Director shall be deemed to refer to such permitted transferee, other than any such references with respect to the personal status of the Eligible Director."

     In all other respects, the Plan is hereby ratified and confirmed.